Exhibit 99-B.5

[AETNA LOGO]
Application Form           Home Office:     Aetna Insurance Company of America
Group Annuity Contracts                     5100 West Lemon Street, Suite 213
                                            Tampa, FL  33609
                           Service Center:  Aetna Insurance Company of America
                                            151 Farmington Avenue
                                            Hartford, CT  06156-8022
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Client Information         Name of Applicant/Employer

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                           Address (No. & Street)

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                           City/Town                                                             State      Zip Code

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                           Tax Identification No.

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Account Information        Name of Plan (if any)

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                           Type of plan and section of Internal Revenue Code (if any) under which plan is to qualify:

                                |_| 403(b) Public School System Tax Deferred Annuity

                                |_| Optional Retirement Plan for Higher Education
                                    |_|  403(b)             |_|  401(a)

                                |_| Non-ERISA 403(b) for 501(c)(3) Organization Tax-Deferred Annuity

                                    (Organizations formed after 10/9/69 must have IRS ruling regarding 501(c)(3) status)

                                |_| Other: ___________________________________________________________________


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                           Contracts is to be:
                                |_| Allocated               |_|  Unallocated

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                           Contract Effective Date

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                           Will this contract change or replace any existing life insurance or annuity contracts?  |_| Yes   |_|  No
                           If yes, provide carrier name and account number:   Aetna Account No. _______________________________
                           Other Carrier _________________________            Account No. ____________________________________


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                           Special Requests:



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Investment Options Participants may elect the investment allocation for:

                           |_|  Employer and Employee Contributions    |_|  Employee Contributions only  |_|  None, Contract Holder
                                                                                                              elects

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                           For Employer directed allocations: Enter the percentage of payment and the investment option chosen for allocation purposes.

                                |_|  Employer Modal Contributions:   _______________________________________________________________
                                |_|  Employee Modal Contributions:   _______________________________________________________________
                                |_|  Transferred Assets:             _______________________________________________________________
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Investment                 I understand that Annuity payments and account values, if any, when based on the investment experience of
Options - Continued        a separate account, are variable and not guaranteed as to fixed dollar amount.

                           Certain states require the following statement: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance may be guilty of a crime and may be subject to fines and confinement in prison. (This statement does not apply in Virgina.)

                           Dated at__________________________ this _______ day of ______________________ year __________
                                        City and State


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                                                     Witness                                 Contract Holder/Title


                                                                                    Service Center Use:   Accepted  ________________

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Producer's Note            Do you have any reason to believe any existing life insurance or annuity contracts will be modified or
                           replaced if this contract is issued?                                                  |_|  Yes    |_|  No

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                           Producer Signature                                      Date (mm/dd/yy)

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                           Printed Name of Producer                                Florida License Identification No.

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                           Corrections and amendments (Service Center Use only): Errors and omissions may be corrected by the
                           Company but no change in plan, classification, amount, age at issue, or extra benefits shall be made without written consent of the Contract Holder.


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